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                                                                   EXHIBIT 10-B

                         THIRD AMENDMENT TO AMENDED AND
                  RESTATED LOAN AGREEMENT, CONSENT AND WAIVER

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, CONSENT AND WAIVER (this "Third Amendment") is dated as of August 26, 1994, among (i) FOXMEYER CORPORATION, a Delaware corporation ("Borrower"), (ii) FOXMEYER DRUG COMPANY, a Kansas corporation, MERCHANDISE COORDINATOR SERVICES CORPORATION, a Delaware corporation, and HARRIS WHOLESALE COMPANY, a Delaware corporation (the "Operating Subsidiaries"), (iii) the LENDERS and ISSUER referred to therein, and (iv) CITICORP USA, INC., a Delaware corporation, as Administrative Agent ("Administrative Agent"), and NATIONSBANK OF TEXAS, N.A., a bank organized under the laws of the United States, and BANQUE PARIBAS, a bank organized under the laws of the Republic of France, as Co-Agents ("Co- Agents").

                                  WITNESSETH:

         WHEREAS, Borrower, Operating Subsidiaries, Lenders and Issuer, and Administrative Agent and Co-Agents entered into an Amended and Restated Loan Agreement dated as of April 29, 1993, as amended as of October 18, 1993 and June 20, 1994 (the "Loan Agreement");

         WHEREAS, Borrower has requested (i) a consent of the Lenders to the merger (the "Merger") of Borrower with and into FoxMeyer Acquisition Corp., a Delaware corporation (the "Successor"), a newly formed, wholly owned subsidiary of National Intergroup, Inc. ("NII"), pursuant to an Agreement and Plan of Merger, dated as of June 30, 1994 (the "Merger Agreement"), among NII, the Successor and Borrower and (ii) the waiver by the Lenders of certain provisions of the Loan Agreement required to effect the Merger;

         WHEREAS, Borrower has also requested that the ability of Borrower to make certain equity acquisitions and investments be increased through an amendment to the Loan Agreement;






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         WHEREAS, the Lenders, Issuer, and Administrative Agent and Co-Agents
have agreed to provide such consent and waiver and make such amendment, all upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Definitions. Unless otherwise defined herein, terms are used herein as defined in the Loan Agreement.

     Section 2. Consents and Waiver. On the basis of the information concerning the Merger set forth in the preliminary Prospectus/Proxy Statement of NII and Borrower filed with the Securities and Exchange Commission on July 15, 1994 (the "Proxy Statement"), and subject to the satisfaction of the conditions provided in Section 5(a) hereof, Agent, the Co-Agents, the Lenders and Issuer hereby (a) consent to the Merger and agree, in this specific instance, to waive the provisions of Sections 5.13, 6.1(b), 6.2(m), 6.2(q) and 6.2(y) of the Loan Agreement to the extent, and only to the extent, that such sections prohibit the Merger and (b) consent, pursuant to Section 9.6(a) of the Loan Agreement, to the assignment of the Loan Agreement and the other Loan Papers from Borrower to the Successor resulting by operation of law from the Merger. The foregoing consents and waiver shall not, and are not intended to, relieve the Successor of its obligations under Section 6.2(y) of the Loan Agreement as successor to Borrower, including without limitation its obligations to maintain the separate existence of it and its Subsidiaries and the separate conduct of the affairs of it and its Subsidiaries, from and after the Merger. Borrower acknowledges that the consents and waiver granted in this
Section 2 extend only to the requirements of the Loan Agreement set forth in this Section 2 and shall not be deemed to extend to any other or additional state of facts or circumstances or any other covenant, obligation, representation or warranty of any party under the Loan Agreement or the other Loan Papers.

         Section 3. References. From and after the effective date of the Merger and the effectiveness of the consent, waiver and amendment provided in
Section 2 of this Third Amendment, all references to Borrower in the Loan Agreement and the other Loan Papers shall be deemed to be references to the Successor, and the Successor shall succeed to, and be substituted for, and may exercise every right of, Borrower under the Loan Agreement and the other Loan Papers for all purposes of the Loan Agreement and the other Loan Papers.





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     Section 4.  Amendment of Section 6.2.  Subject to the satisfaction of the conditions provided in Section 5(b) hereof:

                 (a) Section 6.2(k) of the Loan Agreement is hereby amended by deleting the amount "$20,000,000" and inserting in place thereof the amount "$25,000,000"; and

                 (b) Section 6.2(l) of the Loan Agreement is hereby amended by deleting the amount "$9,000,000" and inserting in place thereof the amount "$25,000,000."

         Section 5. Effectiveness of Consent, Waiver and Amendment.

                 (a) The consents, waiver and the amendment effected by Sections 2 and 3 of this Third Amendment shall be effective upon satisfaction of the following, in a manner acceptable to Administrative Agent:

                           (i) All of the Lenders, Issuer, Administrative Agent and Co-Agents shall have executed and delivered this Third Amendment.

                          (ii) All of the Guarantors shall have executed and delivered the Consent and Agreement attached to this Third Amendment.

                         (iii) The Successor shall have executed and delivered an instrument of assumption and agreement, assuming all of the obligations of Borrower under, and agreeing to be bound by and perform all of the provisions applicable to Borrower of, the Loan Agreement and the other Loan Papers as the successor to Borrower pursuant to the Merger, together with endorsements of the Notes, all in form and substance satisfactory to Administrative Agent;





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                          (iv)    The Successor shall have delivered to
                 Administrative Agent the instruments and other documents concerning the Successor as was required of Borrower pursuant to Sections 4.1(c), (d) and (f) of the Loan Agreement.

                           (v) Administrative Agent shall have received (A) a favorable legal opinion of Weil, Gotshal & Manges, counsel to the Successor, substantially to the effect (1) provided in Exhibit J to the Loan Agreement, (2) that the Merger has become effective in accordance with Delaware law and (3) as to such other matters as Administrative Agent may request, and
                 (B) a favorable legal opinion of Gibson, Dunn & Crutcher, counsel to the Agent, all in form and substance satisfactory to Administrative Agent.

                          (vi) (A) the Merger shall have become effective on or before December 31, 1994, in accordance with the Merger Agreement and the Proxy Statement (without the substitution of any other Subsidiary of NII for the Successor or any waiver of or other departure from the material terms or conditions thereof, except to reflect the elimination of consents referenced therein that are not required), in compliance with all applicable laws and regulations and with all required approvals and consents having been obtained (without any material conditions or the imposition of or agreement to any material obligations), (B) Administrative Agent shall have received complete copies of the Merger Agreement (including the schedules thereto) and the Proxy Statement (including the final form thereof and any supplements thereto) and (C) Administrative Agent shall have received a certificate from the Chief Financial Officer of Borrower certifying the fulfillment of the conditions of this clause (vi).

                         (vii) The representations and warranties provided in Article V of the Loan Agreement shall be true and correct with respect to the Successor on the effective date of the Merger (immediately after giving effect to the Merger and the waiver of Section 5.13 of the Loan Agreement to the extent contemplated by Section 2 hereof) as if made on such date (except to the extent that such representations and warranties are expressly by their terms made only as of another specific date), and no Potential Default or Event of Default shall have occurred or be continuing on the effective date of the Merger (before and after giving effect to the Merger).





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                        (viii)    Administrative Agent shall have received such
                 other documents, instruments, and certificates as it shall deem necessary or appropriate in connection with this Third Amendment and the transactions contemplated hereby.


                 (b) The amendments effected by Section 4 of this Third Amendment shall be effective upon satisfaction of the following, in a manner acceptable to Administrative Agent:

                           (i) The Required Lenders, Issuer, Administrative Agent and Co-Agents shall have executed and delivered this Third Amendment.

                          (ii) All of the Guarantors shall have executed and delivered the Consent and Agreement attached to this Third Amendment.

         Section 6. Representations and Warranties. Borrower represents and warrants that the Proxy Statement does not contain any misstatement of a material fact or omit the statement of a material fact necessary to make the statements contained therein not misleading. Borrower also represents and warrants, and each Operating Subsidiary as to matters relating to such Operating Subsidiary represents and warrants, that this Third Amendment has been duly authorized, executed and delivered by Borrower and the Operating Subsidiaries and constitutes the legal, valid, and binding obligations of Borrower and the Operating Subsidiaries, enforceable in accordance with its terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or similar laws or principles of equity affecting the enforcement of creditors' rights generally). Borrower further represents and warrants that (a) there exists no Potential Default or Event of Default on the date hereof, (b) the representations and warranties set forth in Article V of the Loan Agreement are true and correct on the date hereof (except to the extent that such representations or warranties are expressly by their terms made only as of another specific date), and (c) Borrower and the Operating Subsidiaries have complied with all agreements and conditions to be complied with by it under the Loan Agreement and other Loan Papers by the date hereof.





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         Section 7. Entire Agreement; Ratification.  This Third Amendment
embodies the entire agreement of the parties and supersedes any prior agreements or understandings with respect to the subject matter hereof. Except as modified or supplemented hereby, the Loan Agreement and all other Loan Papers shall continue in full force and effect.

         SECTION 8. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE U.S. FEDERAL LAWS.

         Section 9. Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 10. NO ORAL AGREEMENTS. THIS THIRD AMENDMENT, TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN PAPERS, CONSTITUTES A "LOAN AGREEMENT" FOR THE PURPOSES OF SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) BORROWER OR ANY OPERATING SUBSIDIARY AND (B) ADMINISTRATIVE AGENT, ANY CO-AGENT, ANY LENDER OR ISSUER.





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         IN WITNESS WHEREOF, this Third Amendment to Amended and Restated Loan
Agreement, Consent and Waiver is executed as of the date first set forth above.

                                           FOXMEYER CORPORATION



                                           By_________________________________
                                             Title:

                                           FOXMEYER DRUG COMPANY



                                           By_________________________________
                                             Title:





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                                          MERCHANDISE COORDINATOR
                                          SERVICES CORPORATION



                                           By_________________________________
                                             Title:

                                           HARRIS WHOLESALE COMPANY



                                           By_________________________________
                                             Title:






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                                          CITICORP USA, INC., individually and
                                          as Administrative Agent



                                          By_________________________________
                                            Title:

                                          NATIONSBANK OF TEXAS, N.A.,
                                          individually and as Co-Agent



                                          By_________________________________
                                            Title:





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                                           BANQUE PARIBAS, individually
                                           and as Co-Agent



                                           By_________________________________
                                             Title:



                                           By_________________________________
                                             Title:

                                           CITIBANK, N.A., as Issuer
                                           (and not a Lender)





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                                           By_________________________________
                                             Title:

                                           FIRST BANK NATIONAL ASSOCIATION



                                           By_________________________________
                                             Title:

                                           THE BOATMEN'S NATIONAL BANK
                                           OF ST. LOUIS



                                           By_________________________________
                                             Title:





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                                           CONTINENTAL BANK



                                           By_________________________________
                                             Title:

                                           FIRST INTERSTATE BANK OF TEXAS, N.A.



                                           By_________________________________
                                             Title:





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                                           CREDIT SUISSE



                                           By_________________________________
                                             Title:



                                           By_________________________________
                                             Title:





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                                           PNC BANK, N.A.



                                           By_________________________________
                                             Title:





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                             CONSENT AND AGREEMENT

         The undersigned, being all of the Guarantors (as defined in the Loan Agreement), hereby consent and agree to the foregoing Third Amendment and hereby confirm their respective obligations under their respective Guaranty Agreements (as defined in the Loan Agreement), which shall remain in full force and effect.

                                   FOXMEYER DRUG COMPANY, a Kansas corporation
                                   DRXCARE, INC.
                                   HEALTH CARE PHARMACY PROVIDERS, INC.
                                   HEALTH MART, INC.
                                   FOXMEYER DRUG COMPANY, a Delaware corporation IV PARTNERS, INC.
                                   FOXMEYER REALTY COMPANY
                                   FOXMEYER SOFTWARE, INC.
                                   HEALTHCARE TRANSPORTATION SYSTEM, INC.
                                   MERCHANDISE COORDINATOR SERVICES CORPORATION
                                   CAROL STREAM HOLDINGS, INC.
                                   HARRIS WHOLESALE COMPANY



                                   By:___________________________________
                                   Title:





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